ADAMS
NATURAL RESOURCES
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2022
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Letter to Shareholders

Dear Fellow Shareholders,
Persistent inflation, rising interest rates and quantitative tightening from the U.S. Federal Reserve (Fed), the U.S. dollar’s surge, and cloudy economic data stoked fears of a recession and high levels of volatility during the third quarter. Investors wrestled with a lot of questions with few readily evident answers. Are we in a recession? On the verge of one? How deep and how long will it be? How far will the Fed go in terms of tightening? Has inflation peaked, or will it soon? How high will the dollar go and how will that impact the global economy? Meanwhile, geopolitical questions lurked in the background. What’s the end game in Ukraine, where there appears to be no end in sight and Russia has threatened the use of nuclear weapons? How much and for how long will China’s economy slow, given the government’s COVID-zero policy? What’s the future of Taiwan?
“Our Fund, with exposure to both Energy and Materials, posted returns on net asset value (NAV) of 1.0% for the quarter and 19.1% year to date.”

No one knows the answers. We do know that rising interest rates hurt, as does inflation, and even if inflation has peaked, the winter heating season is going to be difficult in the U.S. and potentially devastating to Europe. It’s all real, and we recognize that. There is a lot of uncertainty out there, and plenty of storm clouds overhead. Given that backdrop, the S&P 500 Index declined 4.9% during the quarter, despite a July-to-mid-August rally fueled by visions of a dovish pivot by the Fed, which now seems quite naïve. The Index closed September with a -23.9% year-to-date return. Energy was the best performing sector in the S&P 500 during the first nine months of 2022, advancing 34.9%.
Rising energy prices, and their inflationary impact, played a prominent role in the market’s uncertainty. Oil prices remain historically high, with West Texas Intermediate (WTI) crude closing September at just below $80 per barrel. WTI prices rose more than 40% in the first half of 2022, reaching a 13-year high in March above $120 per barrel, amid strong demand, low inventory, and supply shocks from the war in Ukraine. The third quarter was a different story. As recessionary fears rose and the U.S. dollar strengthened sharply, oil prices declined more than 20% during the three-month period, the first down quarter in more than two years.
U.S. natural gas prices were up nearly 25% in the quarter and have risen more than 80% in the first nine months of the year. This increase was supported by demand from Europe amid tensions with Russia, which cut off exports to pressure European leaders to lessen their support for Ukraine in the ongoing war

Letter to Shareholders (continued)

between the two nations. Europe appears to be facing a severe shortage heading into the winter heating season and will need U.S. liquified natural gas (LNG) to meet demand.
Energy stocks continued to show relative strength in the third quarter. The sector was one of only two in the S&P 500 to generate a positive return, rising 2.4% during the period. For the first nine months of 2022, the sector’s return of 34.9% has outperformed the broad Index by almost 60 percentage points. The Materials sector declined 7.1% during the most recent quarter and is essentially inline with the S&P 500 for the nine-month period. Our Fund, with exposure to both Energy and Materials, posted returns on net asset value (NAV) of 1.0% for the quarter and 19.1% year to date. Returns on market price were 0.4% and 19.5% respectively.
Our holdings in the Refining and Marketing industry group added the most relative value in the third quarter, followed closely by the Storage and Transportation group. The Integrated Oil & Gas group was a modest detractor. Our Materials holdings declined for the quarter but were essentially flat on a relative basis.
Refiners experienced strong positive estimate revisions in the third quarter and were the best performing group in the Energy sector, posting a 7.8% return. Our holdings in this industry group returned 10.1%, led by our overweight position in Marathon Petroleum, which increased 21.5% after posting strong second-quarter earnings backed by strong cash flow generation. The company continues to reward shareholders with a rising dividend and a large, ongoing share-buyback program.
In the Storage and Transportation group, the leading contributor was Cheniere Energy, the largest U.S. LNG production and transmission company. Cheniere benefited from higher LNG prices and surging export opportunities to Europe, rising 25.0% during the third quarter. The company expects to raise its annual dividend 20% this year, and to have more than $20 billion of available cash for payouts and investments through 2026. Our underweight positions in midstream service provider ONEOK and natural gas processor Williams Companies also bolstered relative performance.
Our Integrated Oil & Gas holdings modestly lagging the benchmark’s return during the quarter. Cenovus Energy was the largest relative detractor. Calgary-based Cenovus, whose shares hit an eight-year high in June 2022, was impacted by the Canadian dollar’s weakness against the U.S. dollar despite a surge in year-over-year profits for the second quarter. Suncor, another Canadian oil producer, also declined for the quarter and weighed modestly on relative returns.
For the nine months ended September 30, 2022, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 19.1%. This compares to a total return of 19.7% for the Fund’s benchmark,

Letter to Shareholders (continued)

comprised of the S&P 500 Energy Sector (74% weight) and the S&P 500 Materials Sector (26% weight). The total return on the market price of the Fund’s shares for the period was 19.5%.
For the twelve months ended September 30, 2022, the Fund’s total return on NAV was 31.4%. Comparable return for the Fund’s benchmark was 31.4%. The Fund’s total return on market price for the period was 30.4%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $7.3 million, or $.30 per share, consisting of $.02 net investment income, $.03 short-term capital gain, and $.01 long-term capital gain, realized in 2021, and $.24 of net investment income realized in 2022, all taxable in 2022. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
As we look ahead, we do believe we’re closer to the end of the market turmoil than we are to the beginning. We do not make predictions about the direction of the market or macroeconomic trends. While energy stocks have continued to provide strong returns, we recognize that investors may be feeling uneasy about the financial markets. Times like these are stressful. We feel that stress, too. We firmly believe that over time, stock prices follow earnings. There can be a lot of detours along the way, including the kind of uncertainties and drawdowns we’re seeing today. Remember, we have been through this before, whether it’s high interest rates, periods of surging inflation, or uncertain geopolitical events. In this environment, we’re thankful for our disciplined investment process, which has served us very well for decades, across a variety of markets. It allows us to focus on the opportunities that exist within the market while the uncertainty runs its course. We also thank you for placing your trust in us during this challenging period, and the opportunity to help you achieve your financial goals.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
October 20, 2022

Summary Financial Information

(unaudited)
	2022	2021
At September 30:
Net asset value per share	$22.57	$18.05
Market price per share	$19.46	$15.69
Shares outstanding	24,485,314	24,084,964
Total net assets	$552,664,703	$434,783,848
Average net assets	$569,935,885	$403,729,827
Unrealized appreciation on investments	$79,905,345	$(7,143,672)

For the nine months ended September 30:
Net investment income	$14,773,803	$9,213,888
Net realized gain (loss)	$19,280,266	$4,909,580
Total return (based on market price)	19.5%	40.8%
Total return (based on net asset value)	19.1%	33.8%

Key ratios:
Expenses to average net assets*	0.58%	0.91%
Net investment income to average net assets*	3.47%	3.05%
Portfolio turnover*	23.6%	24.4%
Net cash & short-term investments to net assets	0.8%	0.7%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2022
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$115,531,211	20.9%
Chevron Corporation	80,353,338	14.5
ConocoPhillips	50,026,453	9.1
Marathon Petroleum Corporation	23,251,663	4.2
Pioneer Natural Resources Company	20,830,186	3.8
Occidental Petroleum Corporation	20,152,589	3.6
Linde plc	17,442,473	3.2
Valero Energy Corporation	16,764,765	3.0
EOG Resources, Inc.	15,988,563	2.9
Schlumberger N.V.	15,214,420	2.8
	$375,555,661	68.0%

Schedule of Investments

September 30, 2022
(unaudited)
	Shares	Value (a)
Common Stocks — 99.2%
Energy — 83.0%
Equipment & Services — 5.2%
Baker Hughes Company	171,900	$3,603,024
Halliburton Company	407,470	10,031,911
Schlumberger N.V.	423,800	15,214,420
		28,849,355
Exploration & Production — 29.2%
APA Corporation	56,000	1,914,640
Cheniere Energy, Inc.	12,200	2,024,102
Chord Energy Corporation	260	35,560
Chord Energy Corporation warrants, strike price $166.37, 1 warrant for .5774 share, expires 9/1/24 (b)	2,654	57,061
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	27,721
ConocoPhillips	488,826	50,026,453
Coterra Energy Inc.	407,900	10,654,348
Devon Energy Corporation	153,700	9,241,981
Diamondback Energy, Inc.	92,100	11,094,366
EOG Resources, Inc.	143,100	15,988,563
EQT Corporation	49,600	2,021,200
Hess Corporation	134,000	14,604,660
Marathon Oil Corporation	127,000	2,867,660
Occidental Petroleum Corporation	327,951	20,152,589
Pioneer Natural Resources Company	96,200	20,830,186
		161,541,090
Integrated Oil & Gas — 36.2%
Cenovus Energy Inc.	176,700	2,715,879
Chevron Corporation	559,291	80,353,338
Exxon Mobil Corporation	1,323,230	115,531,211
Suncor Energy Inc.	46,400	1,306,160
		199,906,588
Refining & Marketing — 8.8%
Marathon Petroleum Corporation	234,085	23,251,663
Phillips 66	106,675	8,610,806
Valero Energy Corporation	156,900	16,764,765
		48,627,234
Storage & Transportation — 3.6%
Kinder Morgan, Inc.	441,100	7,339,904
ONEOK, Inc.	87,500	4,483,500
Williams Companies, Inc.	274,800	7,867,524
		19,690,928

Schedule of Investments (continued)

September 30, 2022
(unaudited)
	Shares	Value (a)
Materials — 16.2%
Chemicals — 10.7%
Air Products and Chemicals, Inc.	26,800	$6,237,164
Albemarle Corporation	9,000	2,379,960
Celanese Corporation	26,200	2,366,908
CF Industries Holdings, Inc.	48,400	4,658,500
Corteva Inc.	66,245	3,785,902
Dow, Inc.	65,745	2,888,178
DuPont de Nemours, Inc.	42,087	2,121,185
Eastman Chemical Company	8,900	632,345
Ecolab Inc.	25,600	3,697,152
FMC Corporation	30,100	3,181,570
International Flavors & Fragrances Inc.	21,006	1,907,975
Linde plc	64,700	17,442,473
LyondellBasell Industries N.V.	31,100	2,341,208
Materials Select Sector SPDR Fund	26,200	1,781,862
Mosaic Company	25,601	1,237,296
PPG Industries, Inc.	19,700	2,180,593
		58,840,271
Construction Materials — 1.9%
Martin Marietta Materials, Inc.	4,500	1,449,405
Sherwin-Williams Company	36,400	7,452,900
Vulcan Materials Company	9,800	1,545,558
		10,447,863
Containers & Packaging — 1.1%
Amcor plc	125,100	1,342,323
Avery Dennison Corporation	5,500	894,850
Ball Corporation	29,100	1,406,112
International Paper Company	28,200	893,940
Packaging Corporation of America	7,600	853,404
Sealed Air Corporation	8,900	396,139
WestRock Company	15,400	475,706
		6,262,474
Metals & Mining — 2.5%
Freeport-McMoRan, Inc.	221,100	6,042,663
Newmont Corporation	86,800	3,648,204
Nucor Corporation	21,100	2,257,489
Steel Dynamics, Inc.	28,000	1,986,600
		13,934,956
Total Common Stocks
(Cost $468,196,025)		548,100,759

Schedule of Investments (continued)

September 30, 2022
(unaudited)
	Shares	Value (a)
Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 3.03% (c)	4,601,200	$4,601,200
Northern Institutional Treasury Portfolio, 2.43% (c)	866,990	866,990
Total Short-Term Investments
(Cost $5,467,579)		5,468,190
Total — 100.2% of Net Assets
(Cost $473,663,604)		553,568,949
Other Assets Less Liabilities — (0.2)%		(904,246)
Net Assets — 100.0%		$552,664,703

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

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Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Lauriann C. Kloppenburg(1)(3) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Kathleen T. McGahran (1) (2) (3)
Mary Chris Jammet (2) (4)	Jane Musser Nelson (2) (3)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
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Website: www.astfinancial.com
Email: info@astfinancial.com